CONESTOGA FUNDS

CONESTOGA SMID CAP FUND

Supplement dated February 4, 2014

to the Prospectus dated January 21, 2014

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The third footnote to the table under “Summary Section – Fees and Expenses of the Fund” is hereby revised to read as follows:

(3) Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’(excluding Rule 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the Fund’s average daily net assets until at least February 1, 2015, subject to termination at any time at the option of the Board of Trustees. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements within two fiscal years after the fiscal year in which the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.